Exhibit (10-23)

The Procter & Gamble 2009 Stock and Incentive Compensation Plan -
Additional Terms and Conditions

Form KM

THE PROCTER & GAMBLE COMPANY
STATEMENT OF TERMS AND CONDITIONS FOR KEY MANAGER RESTRICTED STOCK
UNITS
THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN
The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.	Definitions.
For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.
(a) “Data” has the meaning described in Section 6;
(b) “Disability” shall have the meaning provided under Internal Revenue Code Section 409A and corresponding regulations (collectively “Section 409A”).
(c) “Forfeiture Date” is the date identified as such in your Award Letter;
(d) “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.
(e) “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;
(f) “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;
(g) “Procter & Gamble” means the Company and/or its Subsidiaries;
(h) “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the Original Settlement Date;
(i) “Separation from Service” shall have the meaning provided under Section 409A.

2.	Transfer and Restrictions.
(a) Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit.

(b) During the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) death; (iii) Retirement in accordance with the provisions of any appropriate Retirement plan of Procter & Gamble that occurs more than six months from the Grant Date; or (iv) Special Separation that occurs more than six months from the Grant Date. In the event of your death or Disability during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability. In the event of your Retirement or Special

Separation that occurs more than six months from the Grant Date, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your Retirement or Special Separation.
(c) Upon your death or upon your Disability, while you hold Restricted Stock Units, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.
(d) Upon the occurrence of a Change in Control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b)(iv)), (i) the Forfeiture Date (if any) shall become the date the Change in Control occurred, (ii) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan, and (iii) if the Change in Control does not meet the Section 409A requirements, your award will be settled on the Original Settlement Date.
(e) From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.
(f) Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect.

3.	Voting and Other Shareholder Rights.
A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

4.	Suspension Periods and Termination.
The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

5.	Consent.
By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

6.	Data Privacy.
By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient's country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

7.	Notices.
(a) Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:
The Procter & Gamble Company
ATTN: Corporate Secretary's Office
P.O. Box 599
Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.
(b) Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

8.	Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

9.	Governing Law.
The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction's conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

10.	The Plan.
All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

11.	Effect of These Terms and Conditions.
These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Form KMW

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR KEY MANAGER RESTRICTED STOCK UNITS
THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN
The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.
1.    Definitions.
For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.
(a)    “Data” has the meaning described in Section 6;
(b)     “Forfeiture Date” is the date identified as such in your Award Letter;
(c)    “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.
(d)    “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;
(e)    “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;
(f)    “Procter & Gamble” means the Company and/or its Subsidiaries;
(g)    “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the Original Settlement Date;
(h)    “Separation from Service” shall have the meaning provided under Section 409A.
2.    Transfer and Restrictions.

(a)    Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit.

(b)    During the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your death; (ii) Retirement in accordance with the provisions of any appropriate Retirement plan of Procter & Gamble; or (iii) Special Separation. In the event of your death during the Forfeiture Period, your

Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death. In the event of your Retirement or Special Separation, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company the date of your Retirement or Special Separation.

(c)    Upon your death while you hold Restricted Stock Units, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your death, as applicable.

(d)    Upon the occurrence of a Change in Control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b)(iv)), (i)the Forfeiture Date (if any) shall become the date the change in Control occurred, (ii) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan, and (iii) if the Change in Control does not meet the Section 409A requirements, your award will be settled on the Original Settlement Date.

(e)    From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.
(f)    Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect.

3.    Voting and Other Shareholder Rights.
A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.
4.    Suspension Periods and Termination.
The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.
5.    Consent.
By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

6.    Data Privacy.
By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient's country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.
7.    Notices.
(a)    Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:
The Procter & Gamble Company
ATTN: Corporate Secretary's Office
P.O. Box 599

Cincinnati, OH 45201
or such other address as Procter & Gamble may from time to time provide to you in writing.
(b)    Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

8.    Successors and Assigns.
These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

9.    Governing Law.
The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction's conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

10.    The Plan.
All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

11.    Effect of These Terms and Conditions.
These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Form OPN

THE PROCTER & GAMBLE COMPANY
STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS
THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN
The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.	Definitions.
For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.
(a) “Agreed Settlement Date” has the meaning described in Section 2(b);
(b) “Data” has the meaning described in Section 7;
(c) “Disability” shall have the meaning provided under Internal Revenue Code Section 409A and corresponding regulations (collectively “Section 409A”);
(d) “Dividend Equivalents” has the meaning described in Section 3;
(e) “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;
(f) “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;
(g) “Procter & Gamble” means the Company and/or its Subsidiaries;
(h) “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the later of the Original Settlement Date or the Agreed Settlement Date;
(i) “Settlement Period” means the period from the Grant Date until the later of the Original Settlement Date or the Agreed Settlement Date;
(j) “Separation from Service” shall have the meaning provided under Section 409A.

2.	Transfer and Restrictions.
(a) Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to Dividend Equivalents).

(b) At any time at least one calendar year prior to the Original Settlement Date, you and the Company may agree to postpone the date on which you are entitled to receive one share of Common Stock for each Restricted Stock Unit you hold, according to the deferral terms in place at the time, and provided the new date (the “Agreed Settlement Date”) is at least five years from the Original Settlement Date.

(c) Upon your death or upon your Disability while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date (or Agreed Settlement Date, if applicable) will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.
(d) Upon the occurrence of a Change in Control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b)(iv)), (i) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date (or Agreed Settlement Date, if applicable) will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan and (ii) if the Change in Control does not meet the Section 409A requirements, your award will be settled on the Original Settlement Date (or Agreed Settlement Date, if applicable).
(e) From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, to agree to an Agreed Settlement Date, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.
(f) Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.

3.	Dividend Equivalents.
As a holder of Restricted Stock Units, during the Settlement period, each time a cash dividend or other cash distribution is declared with respect to Common Stock, you will receive additional Restricted Stock Units (“Dividend Equivalents”). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.

4.	Voting and Other Shareholder Rights.
A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

5.	Suspension Periods and Termination.
The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

6.	Consent.
By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by the Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

7.	Data Privacy.
By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient's country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

8.	Notices.
(a) Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company
ATTN: Corporate Secretary's Office
P.O. Box 599
Cincinnati, OH 45201
or such other address as Procter & Gamble may from time to time provide to you in writing.
(b) Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

9.	Successors and Assigns.
These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

10.	Governing Law.
The validity, interpretation, performance and enforcements of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction's conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

11.	The Plan.
All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

12.	Effect of These Terms and Conditions.
These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Form RTD

THE PROCTER & GAMBLE COMPANY
STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS
THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN
The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.	Definitions.
For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.
(a) “Agreed Settlement Date” has the meaning described in Section 2(c);
(b) “Data” has the meaning described in Section 7;
(c) “Disability” shall have the meaning provided under Internal Revenue Code Section 409A and corresponding regulations (collectively “Section 409A”);
(d) “Dividend Equivalents” has the meaning described in Section 3;
(e) “Forfeiture Date” is the date identified as such in your Award Letter;
(f) “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.
(g) “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;
(h) “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;
(i) “Procter & Gamble” means the Company and/or its Subsidiaries;
(j) “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the later of the Original Settlement Date or the Agreed Settlement Date;
(k) “Separation from Service” shall have the meaning provided under Section 409A.

2.	Transfer and Restrictions.
(a) Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to Dividend Equivalents).

(b) During the Forfeiture Period, your Restricted Stock Units (including all rights to receive Dividend Equivalents) will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) your retirement in accordance with the provisions of any appropriate retirement plan of Procter & Gamble; (iii) death; or (iv) in certain circumstances, your Special Separation. In the event of your death or Disability during the Forfeiture Period, your Forfeiture

Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability. In the event of your retirement in accordance with the provisions of any appropriate retirement plan of Procter & Gamble during the Forfeiture Period, you will retain your Restricted Stock Units subject to the Plan and these Terms and Conditions. In the event of your Special Separation during the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled unless otherwise agreed to in writing by the Company.
(c) At any time at least one calendar year prior to the Original Settlement Date, you and the Company may agree to postpone the date on which you are entitled to receive one share of Common Stock for each Restricted Stock Unit you hold, according to the deferral terms in place at the time, and provided the new date (the “Agreed Settlement Date”) is at least five years from the Original Settlement Date.
(d) Upon your death or upon your Disability while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date (or Agreed Settlement Date, if applicable) will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.
(e) Upon the occurrence of a Change in Control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b)(iv)), (i) the Forfeiture Date (if any) shall become the date the Change in Control occurred, (ii) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date (or Agreed Settlement Date, if applicable) will become the date the change in Control occurred, and the award will be settled in accordance with the terms of the Plan, and (iii) if the Change in Control does not meet the Section 409A requirements, your award will be settled on the Original Settlement Date (or Agreed Settlement Date, if applicable).
(f) From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, to agree to an Agreed Settlement Date, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.
(g) Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.

3.	Dividend Equivalents.
As a holder of Restricted Stock Units, during the period from the Grant Date until the Original Settlement Date (or the Agreed Settlement Date, if applicable) whichever is later, each time a cash dividend or other cash distribution is declared with respect to Common Stock, you will receive additional Restricted Stock Units (“Dividend Equivalents”). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.

4.	Voting and Other Shareholder Rights.
A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting,

dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

5.	Suspension Periods and Termination.
The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

6.	Consent
By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

7.	Data Privacy.
By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient's country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

8.	Notices.
(a) Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:
The Procter & Gamble Company
ATTN: Corporate Secretary's Office
P.O. Box 599
Cincinnati, OH 45201
or such other address as Procter & Gamble may from time to time provide to you in writing.
(b) Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

9.	Successors and Assigns.
These Terms and Conditions are binding on, and inure to the benefit of, (a) The Procter & Gamble Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

10.	Governing Law.
The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction's conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

11.	The Plan.
All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

12.	Effect of These Terms and Conditions.
These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Form RTD-A

THE PROCTER & GAMBLE COMPANY
STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS
THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN
The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.	Definitions.
For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.
(a) “Agreed Settlement Date” has the meaning described in Section 2(c);
(b) “Data” has the meaning described in Section 7;
(c) “Disability” shall have the meaning provided under Internal Revenue Code Section 409A and corresponding regulations (collectively “Section 409A”);
(d) “Dividend Equivalents” has the meaning described in Section 3;
(e) “Forfeiture Date” is the date identified as such in your Award Letter;
(f) “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.
(g) “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;
(h) “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;
(i) “Procter & Gamble” means the Company and/or its Subsidiaries;
(j) “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the later of the Original Settlement Date or the Agreed Settlement Date;
(k) “Separation from Service” shall have the meaning provided under Section 409A.

2.	Transfer and Restrictions.
(a) Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to Dividend Equivalents).
(b) During the Forfeiture Period, your Restricted Stock Units (including all rights to receive Dividend Equivalents) will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) death; or (iii) in certain circumstances, your Special Separation. In the event of your death or Disability during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability. In the event of your Special Separation during the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled unless otherwise agreed to in writing by the Company.
(c) At any time at least one calendar year prior to the Original Settlement Date, you and the Company may agree to postpone the date on which you are entitled to receive one share of Common Stock for each Restricted Stock Unit you hold, according to the deferral terms in place at the time, and provided the new date (the “Agreed Settlement Date”) is at least five years from the Original Settlement Date.
(d) Upon your death or upon your Disability while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date (or Agreed Settlement Date, if applicable) will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.
(e) Upon the occurrence of a Change in Control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b) (iv)), (i) the Forfeiture Date (if any) shall become the date the Change in Control occurred, (ii) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement date (or Agreed Settlement Date, if applicable) will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan, and (iii) if the Change in Control does not meet the Section 409A requirements, award will be settled on the Original Settlement Date (or Agreed Settlement Date, if applicable).
(f) From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, to agree to an Agreed Settlement Date, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.
(g) Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.

3.	Dividend Equivalents.
As a holder of Restricted Stock Units, during the period from the Grant Date until the Original Settlement Date (or the Agreed Settlement Date, if applicable) whichever is later, each time a cash dividend or other cash distribution is declared with respect to Common Stock, you will receive additional Restricted Stock Units (“Dividend Equivalents”). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.

4.	Voting and Other Shareholder Rights.
A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

5.	Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

6.	Consent.
By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

7.	Data Privacy.
By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient's country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

8.	Notices.
(a) Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:
The Procter & Gamble Company
ATTN: Corporate Secretary's Office
P.O. Box 599
Cincinnati, OH 45201
or such other address as Procter & Gamble may from time to time provide to you in writing.
(b) Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

9.	Successors and Assigns.
These Terms and Conditions are binding on, and inure to the benefit of, (a) The Procter & Gamble Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

10.	Governing Law.
The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction's conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

11.	The Plan.
All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

12.	Effect of These Terms and Conditions.
These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Form RTD - C

THE PROCTER & GAMBLE COMPANY
STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS
THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN
The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.	Definitions.
For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.
(a) “Agreed Settlement Date” has the meaning described in Section 2(c);
(b) “Data” has the meaning described in Section 8;
(c) “Disability” shall have the meaning provided under Internal Revenue Code Section 409A and corresponding regulations (collectively “Section 409A”);
(d) “Dividend Equivalents” has the meaning described in Section 4;
(e) “Forfeiture Date” is the date identified as such in your Award Letter;
(f) “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.
(g) “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;
(h) “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;
(i) “Procter & Gamble” means the Company and/or its Subsidiaries;
(j) “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the later of the Original Settlement Date or the Agreed Settlement Date.
(k) “Separation from Service” shall have the meaning provided under Section 409A

2.	Transfer and Restrictions.
(a) Except as set forth in Section 3 herein, neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to Dividend Equivalents).
(b) During the Forfeiture Period, your Restricted Stock Units (including all rights to receive Dividend Equivalents) will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) death; or (iii) in certain circumstances, your Special Separation. In the event of your death or Disability during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability. In the event of your Special Separation during the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled unless otherwise agreed to in writing by the Company.
(c) At any time at least one calendar year prior to the Original Settlement Date, you and the Company may agree to postpone the date on which you are entitled to receive one share of Common Stock for each Restricted Stock Unit you hold, according to the deferral terms in place at the time, and provided the new date (the “Agreed Settlement Date”) is at least five years from the Original Settlement Date.
(d) Upon your death or upon your Disability while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date (or Agreed Settlement Date, if applicable) will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.
(e) Upon the occurrence of a Change in Control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b)(iv)), (i) the Forfeiture Date (if any) shall become the date the Change in Control occurred, (ii) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date (or Agreed Settlement Date, if applicable) will become the date the change in Control occurred, and the award will be settled in accordance with the terms of the Plan, and (iii) if the Change in Control does not meet the Section 409A requirements, your award will be settled on the Original Settlement Date (or Agreed Settlement Date, if applicable).
(f) From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, to agree to an Agreed Settlement Date, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.
(g) Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, or you have exercised the conversion right described in Section 3 below, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.

3.	Conversion to Deferred Compensation Plan.
(a) You are entitled to convert all or a portion of the Restricted Stock Units awarded to you as set forth in the letter and Dividend Equivalents into a contribution to The Procter & Gamble Deferred Compensation Plan (the “Deferred Compensation Plan”) once you reach age 50. Any such conversions must be completed during one of the Company's open window periods for executives and are subject to the Company's Insider Trading Policy and any other restrictions in place at the time of conversion (claw-back provisions, share ownership requirements, etc.).
(b) The value of any contribution to the Deferred Compensation Plan resulting from the conversion of Restricted Stock Units and Dividend Equivalents shall be determined by multiplying the number of Restricted Stock Units to be converted by the closing price of the Company's common stock on the New York Stock Exchange on the date of conversion.
(c) Contributions to the Deferred Compensation Plan resulting from the conversion of Restricted Stock Units will be placed into a notional account and administered in accordance with the terms and conditions set forth in that plan, as amended.

4.	Dividend Equivalents.
As a holder of Restricted Stock Units, during the period from the Grant Date until the Original Settlement

Date (or the Agreed Settlement Date, if applicable) whichever is later, each time a cash dividend or other cash distribution is declared with respect to Common Stock, you will receive additional Restricted Stock Units (“Dividend Equivalents”). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.

5.	Voting and Other Shareholder Rights.
A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

6.	Suspension Periods and Termination.
The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

7.	Consent.
By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

8.	Data Privacy.
By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient's country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

9.	Notices.
(a) Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:
The Procter & Gamble Company
ATTN: Corporate Secretary's Office
P.O. Box 599
Cincinnati, OH 45201
or such other address as Procter & Gamble may from time to time provide to you in writing.
(b) Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

10.	Successors and Assigns.
These Terms and Conditions are binding on, and inure to the benefit of, (a) The Procter & Gamble Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

11.	Governing Law.
The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction's conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

12.	The Plan.
All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

13.	Effect of These Terms and Conditions.
These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Form RTN2

THE PROCTER & GAMBLE COMPANY
STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS
THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN
The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.	Definitions.
For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.
(a) “Data” has the meaning described in Section 6;
(b) “Disability” shall have the meaning provided under Internal Revenue Code Section 409A and corresponding regulations (collectively “Section 409A”);
(c) “Forfeiture Date” is the date identified as such in your Award Letter;
(d) “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.
(e) “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;
(f) “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;
(g) “Procter & Gamble” means the Company and/or its Subsidiaries;
(h) “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the Original Settlement Date;
(i) “Separation from Service” shall have the meaning provided under Section 409A.

2.	Transfer and Restrictions.
(a) Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit.

(b) During the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) death; or (iii) in certain circumstances, your Special Separation. In the event of your death or Disability during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability. In the event of your Special Separation during the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled unless otherwise agreed to in writing by the Company.

(c) Upon your death or upon your Disability while you hold Restricted Stock Units, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.
(d) Upon the occurrence of a Change in control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b) (iv), (i) the Forfeiture Date (if any) shall become the date the Change in Control occurred, (ii) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan and (iii) if the Change in Control does not meet the Section 409A requirements, your award will be settled on the Original Settlement Date.
(e) From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.
(f) Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect.

3.	Voting and Other Shareholder Rights.
A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

4.	Suspension Periods and Termination.
The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

5.	Consent.
By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

6.	Data Privacy.
By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient's country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

7.	Notices.
(a) Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:
The Procter & Gamble Company
ATTN: Corporate Secretary's Office
P.O. Box 599
Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.
(b) Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

8.	Successors and Assigns.
These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

9.	Governing Law.
The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction's conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

10.	The Plan.
All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

11.	Effect of These Terms and Conditions.
These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Form RTN

THE PROCTER & GAMBLE COMPANY
STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS
THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN
The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.	Definitions.
For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.
(a) “Data” has the meaning described in Section 7;
(b) “Disability” shall have the meaning provided under Internal Revenue Code Section 409A and corresponding regulations (collectively “Section 409A”);
(c) “Dividend Equivalents” has the meaning described in Section 3;
(d) “Forfeiture Date” is the date identified as such in your Award Letter;
(e) “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.
(f) “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;
(g) “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;
(h) “Procter & Gamble” means the Company and/or its Subsidiaries;
(i) “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the Original Settlement Date;
(j) “Separation from Service” shall have the meaning provided under Section 409A.

2.	Transfer and Restrictions.
(a) Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to receive Dividend Equivalents).

(b) During the Forfeiture Period, your Restricted Stock Units (including all rights to receive Dividend Equivalents) will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) death; or (iii) in certain circumstances, your Special Separation. In the event of your death or Disability during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability. In the event of your Special Separation during the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled unless otherwise agreed to in writing by the Company.
(c) Upon your death or upon your Disability while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.
(d) Upon the occurrence of a Change in Control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b)(iv)), (i) the Forfeiture Date (if any) shall become the date the Change in Control occurred, (ii) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan, and (iii) if the Change in Control does not meet the Section 409A requirements, your award will be settled on the Original Settlement Date.
(e) From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.
(f) Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.

3.	Dividend Equivalents.
As a holder of Restricted Stock Units, during the period from the Grant Date until the Original Settlement Date, each time a cash dividend or other cash distribution is declared with respect to Common Stock, you will receive additional Restricted Stock Units (“Dividend Equivalents”). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.

4.	Voting and Other Shareholder Rights.
A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

5.	Suspension Periods and Termination.
The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

6.	Consent.

By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

7.	Data Privacy.
By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient's country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

8.	Notices.
(a) Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:
The Procter & Gamble Company
ATTN: Corporate Secretary's Office
P.O. Box 599
Cincinnati, OH 45201
or such other address as Procter & Gamble may from time to time provide to you in writing.
(b) Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

9.	Successors and Assigns.
These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

10.	Governing Law.
The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction's conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

11.	The Plan.
All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

12.	Effect of These Terms and Conditions.
These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

FORM SRS
PROCTER & GAMBLE
STATEMENT OF CONDITIONS AND RESTRICTIONS
THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN
The shares of Common Stock of The Procter & Gamble Company (the “Restricted Shares”) awarded to you as stated in the accompanying letter have been transferred to you on the express condition that these Restricted Shares, and your ownership thereof, are subject to the following conditions and restrictions:

1.	Restrictions and Conditions on Shares -
(a) Neither these Restricted Shares nor any of your interest therein may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time except as specifically permitted or otherwise required by the terms of this Statement.
(b) In the event that your employment with Procter & Gamble terminates for any reason except as set forth in Section 4(a)(ii) below prior to the vesting date shown in the accompanying letter, you will be deemed to have received delivery on the date of the termination of your employment a written demand by the Company to sell to the Company within ten (10) days any of these Restricted Shares where the conditions and restrictions have not lapsed as set forth in paragraph 4 below at a price of ten cents ($.10) per share, which price is subject to adjustment as hereinafter provided. For the purpose of this subparagraph, your employment with Procter & Gamble shall not be deemed to terminate by reason of your being on leave of absence for any purpose approved in writing by the Company.
(c) In the event that you shall at any time attempt to sell, exchange, transfer, pledge, hypothecate, give or otherwise dispose of any of the Restricted Shares, or any interest therein, in violation of the terms and conditions of this Statement, you will be required, within ten (10) days after delivery to you of a written demand by the Company made within ninety (90) days after the occurrence of such event, to sell to the Company all Restricted Shares then registered in your name with respect to which the conditions and restrictions set forth in this Statement are still in effect at a price of ten cents ($.10) per share, which price is subject to adjustment as hereinafter provided.
(d) (i) The determination as to whether an event has occurred requiring a sale of Restricted Shares to the Company in accordance with any provision of this paragraph 1, paragraph 7 following or any other provision of this Statement shall be made by the Compensation and Leadership Development Committee (the “Committee”) in its sole discretion, and all determinations of the Committee with respect thereto shall in all respects be conclusive upon you and any persons claiming under or through you.
(ii) If you shall at any time be required to sell any or all of these Restricted Shares to the Company pursuant to any provisions of this paragraph 1, paragraph 7 following or any other provision in this Statement, you shall, effective on the date of the delivery or deemed delivery of the Company's demand to you, cease to have any rights as a shareholder with respect to the Restricted Shares so required to be sold, or any interest therein; and, without limitation, you shall cease to be entitled to receive any future dividends upon such Restricted Shares with record dates occurring after the date of delivery of such demand; and in the event that for any reason you shall receive any such dividends upon such Restricted Shares you will be required to repay the Company an amount equal to such dividends.
This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

(iii) If you shall at any time be required to sell any or all of these Restricted Shares to the Company pursuant to the provisions of this paragraph 1, paragraph 7 following or any other provision in this Statement, and if within thirty (30) days after delivery or deemed delivery to you of the Company's demand you have not delivered a stock power or other instrument of transfer appropriately executed in blank, together with any certificates which you may hold representing such Restricted Shares to the Secretary of the Company at the Executive Offices of The Procter & Gamble Company, P. O. Box 599, Cincinnati, Ohio 45201, the Company may thereupon cause to be mailed to you, in the manner and at the address specified in paragraph 8(b) following, its check payable to your order in the amount of the purchase price for such shares provided for in this Statement and direct the Transfer Agent and Registrar of the Company's Common Stock to make appropriate entries upon their records showing the cancellation of such certificates and return the shares represented thereby to the Company.

2.	Shareholder Rights -
Effective upon the date of award of these Restricted Shares you shall for all purposes be a holder of record of these Restricted Shares and shall thereafter have all rights of a common shareholder with respect to such shares (including the right to vote such shares at any meeting of common shareholders of The Procter & Gamble Company and the right to receive all dividends paid with respect to such shares), subject only to the conditions and restrictions imposed by this Statement. Until such conditions and restrictions have lapsed with respect to any restricted Shares, any certificate for such shares will bear a legend to the effect that they were issued or transferred subject to, and may be sold or otherwise disposed of only in accordance with, the terms of this Statement.

3.	Adjustments in Case of Stock Dividends, Stock Splits, etc. -
In the event that, as the result of a stock dividend, stock split, recapitalization, merger, consolidation, reorganization, or other event, you shall, as the owner of Restricted Shares, be entitled to new, additional or different shares or securities: (a) such new, additional or different shares or securities shall for all purposes be deemed “Restricted Shares,” (b) all of the terms of this Statement shall be applicable thereto as modified by this paragraph 3, (c) the purchase price of ten cents ($.10) per share and all of the computations provided for in this Statement shall, if and to the extent required, be appropriately adjusted, and (d) any certificates or other instruments evidencing such new, additional or different shares or securities shall bear the legend referred to in paragraph 2; provided, however, any fractional shares and any pre-emptive or other rights or warrants to purchase securities issued to you as a holder of Restricted Shares in connection with a public offering will be issued to you free and clear of all conditions and restrictions imposed by this Statement.

4.	Lapse of Conditions and Restrictions -
(a) The conditions and restrictions set forth in paragraph 1 above shall lapse as follows:
(i) The conditions and restrictions on the Restricted Shares shall lapse on the dates set forth in the accompanying letter.
(ii) In the event your employment with Procter & Gamble terminates as a result of your death or permanent disability, the conditions and restrictions on these Restricted Shares shall lapse in their entirety.
(b) The Committee may accelerate the lapse of conditions and restrictions on all or any part of the Restricted Shares in the case of hardship which in the sole judgment of the Committee justifies such action.

(c) When the conditions and restrictions lapse with respect to Restricted Shares pursuant to this paragraph 4, the Company will deliver to you, or your legal representative in case of death, promptly after surrender of any certificate(s) for such Restricted Shares to the Treasurer of The Procter & Gamble Company, Cincinnati, Ohio 45201, one or more certificates for a like number of shares, free of any legend.

5.	Company Right to Terminate Employment and Other Remedies -
Nothing provided herein shall be construed to affect in any way the right or power of the Company to terminate your employment at any time for any reason with or without cause, nor to preclude the Company from taking any action or enforcing any remedy available to it with respect to any action or conduct on your part.

6.	Definitions -
(a) The term “Company” as used in this Statement shall mean the corporation which awarded the Restricted Shares to you.
(b) The term “Procter & Gamble” as used in this Statement shall include The Procter & Gamble Company and all corporations, more than 50% of whose capital stock entitled to vote for the election of directors is owned or controlled, directly or indirectly, by The Procter & Gamble Company or by any corporation so controlled by The Procter & Gamble Company, if and as long as such corporations are so controlled.

7.	Additional Documents -
a It is the intention of the Company that this grant of Restricted Shares shall meet the requirements of, and result in the application of, the rules prescribed by Section 83 of the Internal Revenue Code of 1986, as in effect at the date hereof, and applicable Regulations thereunder. Accordingly, each and every provision shall be construed and interpreted in such manner as to conform with such intention and the Company reserves the right to execute and to require you to execute any further agreements or other instruments which may be effective as of the date of award of these Restricted Shares, including, but without limitation, an instrument modifying or correcting any provision hereof, or of the letter advising you of the award or any action taken hereunder or contemporaneously herewith, and to take any other action, which may be effective as of the date of award of these Restricted Shares, that, in the opinion of counsel for the Company, may be necessary or desirable to carry out such intention.
(b) If you fail, refuse or neglect to execute and deliver any instrument or document or to take any action requested by the Company or Committee to be executed or taken by you pursuant to the provisions of paragraph 7(a) above for a period of thirty (30) days after the date of such request, the Committee may require you, within ten (10) days after delivery to you of a written demand by the Company, to sell to the Company all of the Restricted Shares then registered in your name with respect to which the conditions and restrictions set forth in this Statement are still in effect at a price of ten cents ($.10) per share, which price is subject to adjustment as herein provided.

8.	Notices -
(a) Any notice to the Company under or pursuant to the conditions and restrictions of this Statement shall be deemed to have been delivered to the Company when delivered in person to the Secretary of the Company or when deposited in the mails, by certified or registered mail, addressed to the Secretary of the Company at the Executive Offices of The Procter & Gamble Company, P.O. Box 599, Cincinnati, Ohio

45201, or such other address as the Company may from time to time designate in writing by notice to you given pursuant to paragraph 8(b) hereof.
(b) Any notice or demand to you under or pursuant to any provisions of this Statement shall be deemed to have been delivered to you when delivered to you in person or when deposited in the mails, by certified or registered mail, addressed to you at the address on record in the Shareholder Services Department or such other address as you may from time to time designate in writing by notice to the Company given pursuant to paragraph 8(a) above.

9.	The Procter & Gamble 2009 Stock and Incentive Compensation Plan -
The Restricted Shares have been awarded to you pursuant to The Procter & Gamble 2009 Stock and Incentive Compensation Plan adopted and approved by the shareholders of The Procter & Gamble Company on October 13, 2009, and such shares and your ownership thereof shall be in all respects subject to the terms of such Plan, the terms and provisions of which are incorporated herein by reference as applicable.

10.	Successors and Assigns -
The provisions of this Statement shall be binding upon and inure to the benefit of
(a) the Company, its successors and assigns, and
(b) you and, to the extent applicable, your legal representative.

11.	Governing Law -
The validity, interpretation, performance and enforcement of the conditions and restrictions contained in this Statement and your rights in, to and under the Restricted Shares shall for all purposes be governed by the laws of the State of Ohio.

12.	Additional Information Concerning Common Stock -
The following information which appears on certificates representing shares of the Common Stock of the Company is provided pursuant to Section 1701.24(F) of the Ohio Revised Code as pertinent to Restricted Shares awarded or held without issuance of certificates:
(a) The Procter & Gamble Company is organized under the laws of the State of Ohio.
(b) The Restricted Shares are fully paid and non-assessable shares of the Common Stock without par value of the Company.
(c) The name of the person to whom the shares are issued and the number of shares so issued and made subject to this Statement of Conditions and Restrictions are set forth in the accompanying letter.
(d) A copy of the express terms of such shares and of all other classes and series of shares authorized will be mailed to any shareholder without charge within five (5) days after receipt from such shareholder of a written request therefor addressed to the Secretary of The Procter & Gamble Company, P.O. Box 599, Cincinnati, Ohio 45201.

FORM RRS
PROCTER & GAMBLE
STATEMENT OF CONDITIONS AND RESTRICTIONS
THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN
The shares of Common Stock of The Procter & Gamble Company (the “Restricted Shares”) awarded to you as stated in the accompanying letter have been transferred to you on the express condition that these Restricted Shares, and your ownership thereof, are subject to the following conditions and restrictions:

1.	Restrictions and Conditions on Shares -
(a) Neither these Restricted Shares nor any of your interest therein may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time except as specifically permitted or otherwise required by the terms of this Statement.
(b) In the event that your employment with Procter & Gamble terminates, except as the result of your death or disability or your retirement under circumstances permitted by the terms of a Procter & Gamble retirement plan in which you are then a participant, you will be deemed to have received on the date of the termination of your employment a written demand by the Company to sell to the Company within ten (10) days these Restricted Shares at a price of ten cents ($.10) per share, which price is subject to adjustment as hereinafter provided. For the purpose of this subparagraph, your employment with Procter & Gamble shall not be deemed to terminate by reason of your being on leave of absence for any purpose approved in writing by the Company.
(c) In the event that you shall at any time attempt to sell, exchange, transfer, pledge, hypothecate, give or otherwise dispose of any of the Restricted Shares, or any interest therein, in violation of the terms and conditions of this Statement, you will be required, within ten (10) days after delivery to you of a written demand by the Company made within ninety (90) days after the occurrence of such event, to sell to the Company all Restricted Shares then registered in your name with respect to which the conditions and restrictions set forth in this Statement are still in effect at a price of ten cents ($.10) per share, which price is subject to adjustment as hereinafter provided.
(d)(i) The determination as to whether an event has occurred requiring a sale of Restricted Shares to the Company in accordance with any provision of this paragraph 1, paragraph 7 following or any other provision of this Statement shall be made by the Compensation and Leadership Development Committee (the “Committee”) in its sole discretion, and all determinations of the Committee with respect thereto shall in all respects be conclusive upon you and any persons claiming under or through you.
(ii) If you shall at any time be required to sell any or all of these Restricted Shares to the Company pursuant to any provisions of this paragraph 1, paragraph 7 following or any other provision in this Statement, you shall, effective on the date of the delivery of the Company's demand to you, cease to have any rights as a shareholder with respect to the Restricted Shares so required to be sold, or any interest therein; and, without limitation, you shall cease to be entitled to receive any future dividends upon such Restricted Shares with record dates occurring after the date of delivery of such demand; and in the event that for any reason you shall receive any such dividends upon such Restricted Shares you will be required to repay the Company an amount equal to such dividends.
This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

(iii) If you shall at any time be required to sell any or all of these Restricted Shares to the Company pursuant to the provisions of this paragraph 1, paragraph 7 following or any other provision in this Statement, and if within thirty (30) days after delivery to you of the Company's demand you have not delivered a stock power or other instrument of transfer appropriately executed in blank, together with any certificates which you may hold representing such Restricted Shares to the Secretary of the Company at the Executive Offices of The Procter & Gamble Company, P. O. Box 599, Cincinnati, Ohio 45201, the Company may thereupon cause to be mailed to you, in the manner and at the address specified in paragraph 8(b) following, its check payable to your order in the amount of the purchase price for such shares provided for in this Statement and direct the Transfer Agent and Registrar of the Company's Common Stock to make appropriate entries upon their records showing the cancellation of such certificates and return the shares represented thereby to the Company.

2.	Shareholder Rights -
Effective upon the date of award of these Restricted Shares you shall for all purposes be a holder of record of these Restricted Shares and shall thereafter have all rights of a common shareholder with respect to such shares (including the right to vote such shares at any meeting of common shareholders of The Procter & Gamble Company and the right to receive all dividends paid with respect to such shares), subject only to the conditions and restrictions imposed by this Statement. Until such conditions and restrictions have lapsed with respect to any restricted Shares, any certificate for such shares will bear a legend to the effect that they were issued or transferred subject to, and may be sold or otherwise disposed of only in accordance with, the terms of this Statement.

3.	Adjustments in Case of Stock Dividends, Stock Splits, etc. -
In the event that, as the result of a stock dividend, stock split, recapitalization, merger, consolidation, reorganization, or other event, you shall, as the owner of Restricted Shares, be entitled to new, additional or different shares or securities: (a) such new, additional or different shares or securities shall for all purposes be deemed “Restricted Shares,” (b) all of the terms of this Statement shall be applicable thereto as modified by this paragraph 3, (c) the purchase price of ten cents ($.10) per share and all of the computations provided for in this Statement shall, if and to the extent required, be appropriately adjusted, and (d) any certificates or other instruments evidencing such new, additional or different shares or securities shall bear the legend referred to in paragraph 2; provided, however, any fractional shares and any pre-emptive or other rights or warrants to purchase securities issued to you as a holder of Restricted Shares in connection with a public offering will be issued to you free and clear of all conditions and restrictions imposed by this Statement.

4.	Lapse of Conditions and Restrictions -
(a) The conditions and restrictions set forth in paragraph 1 above shall lapse in their entirety on the earliest of
(i) the date your employment with Procter & Gamble terminates as the result of your death or disability or your retirement under circumstances permitted by the terms of a Procter & Gamble retirement plan in which you are then a participant, provided, however, that the Treasurer of The Procter & Gamble Company may agree to extend the restrictions to a date after retirement to provide for expiration (a) on a date not later than December 15 of the year of retirement; (b) on January 15 of the year following retirement; or (c) in five or ten annual installments beginning on January 15 of the year following retirement, with any such extension to be agreed to only upon your written request made prior to January 1 of the year of your retirement and your agreement not to engage in competitive employment (as defined in Article F(1) of The Procter & Gamble 2009 Stock and Incentive Compensation Plan following retirement until expiration of the restrictions without first obtaining written permission from the Company; or
(ii) the conditions are met causing the restrictions to lapse as a result of a “change in control” (as defined in the Plan) of Procter & Gamble; or
(iii) the date the Committee, in its sole discretion, accepts in writing your written request to accelerate the lapse of conditions and restrictions due to Company approval in writing of your planned retirement under circumstances permitted by the terms of a Procter & Gamble retirement plan in which you are then a participant. In no case will the Committee accept your request to accelerate the lapse of conditions and restrictions prior to October 1 of the calendar year preceding the calendar year of your approved retirement.
(b) The Committee may accelerate the lapse of conditions and restrictions on all or any part of the Restricted Shares in the case of hardship which in the sole judgment of the Committee justifies such action.

(c) When the conditions and restrictions lapse with respect to Restricted Shares pursuant to this paragraph 4, the Company will deliver to you, or your legal representative in case of death, promptly after surrender of any certificate(s) for such Restricted Shares to the Treasurer of The Procter & Gamble Company, Cincinnati, Ohio 45201, one or more certificates for a like number of shares, free of any legend.

5.	Company Right to Terminate Employment and Other Remedies -
Nothing provided herein shall be construed to affect in any way the right or power of the Company to terminate your employment at any time for any reason with or without cause, nor to preclude the Company from taking any action or enforcing any remedy available to it with respect to any action or conduct on your part.

6.	Definitions -
(a) The term “Company” as used in this Statement shall mean the corporation which awarded the Restricted Shares to you.
(b) The term “Procter & Gamble” as used in this Statement shall include The Procter & Gamble Company and all corporations, more than 50% of whose capital stock entitled to vote for the election of directors is owned or controlled, directly or indirectly, by The Procter & Gamble Company or by any corporation so controlled by The Procter & Gamble Company, if and as long as such corporations are so controlled.

7.	Additional Documents -
(a) It is the intention of the Company that this transaction shall meet the requirements of, and result in the application of, the rules prescribed by Section 83 of the Internal Revenue Code of 1986, as in effect at the date hereof, and applicable Regulations thereunder. Accordingly, each and every provision shall be construed and interpreted in such manner as to conform with such intention and the Company reserves the right to execute and to require you to execute any further agreements or other instruments which may be effective as of the date of award of these Restricted Shares, including, but without limitation, an instrument modifying or correcting any provision hereof, or of the letter advising you of the award or any action taken hereunder or contemporaneously herewith, and to take any other action, which may be effective as of the date of award of these Restricted Shares, that, in the opinion of counsel for the Company, may be necessary or desirable to carry out such intention.

(b) If you fail, refuse or neglect to execute and deliver any instrument or document or to take any action requested by the Company or Committee to be executed or taken by you pursuant to the provisions of paragraph 7(a) above for a period of thirty (30) days after the date of such request, the Committee may require you, within ten (10) days after delivery to you of a written demand by the Company, to sell to the Company all of the Restricted Shares then registered in your name with respect to which the conditions and restrictions set forth in this Statement are still in effect at a price of ten cents ($.10) per share, which price is subject to adjustment as herein provided.

8.	Notices -
(a) Any notice to the Company under or pursuant to the conditions and restrictions of this Statement shall be deemed to have been delivered to the Company when delivered in person to the Secretary of the Company or when deposited in the mails, by certified or registered mail, addressed to the Secretary of the Company at the Executive Offices of The Procter & Gamble Company, P.O. Box 599, Cincinnati, Ohio 45201, or such other address as the Company may from time to time designate in writing by notice to you given pursuant to paragraph 8(b) hereof.
(b) Any notice or demand to you under or pursuant to any provisions of this Statement shall be deemed to have been delivered to you when delivered to you in person or when deposited in the mails, by certified or registered mail, addressed to you at the address on record in the Shareholder Services Department or such other address as you may from time to time designate in writing by notice to the Company given pursuant to paragraph 8(a) above.

9.	The Procter & Gamble 2009 Stock and Incentive Compensation Plan -
The Restricted Shares have been awarded to you pursuant to The Procter & Gamble 2009 Stock and Incentive Compensation Plan adopted and approved by the shareholders of The Procter & Gamble Company on October 13, 2009, and such shares and your ownership thereof shall be in all respects subject to the terms of such Plan, the terms and provisions of which are incorporated herein by reference as applicable.

10.	Successors and Assigns -
The provisions of this Statement shall be binding upon and inure to the benefit of
(a) the Company, its successors and assigns, and
(b) you and, to the extent applicable, your legal representative.

11.	Governing Law -
The validity, interpretation, performance and enforcement of the conditions and restrictions contained in this Statement and your rights in, to and under the Restricted Shares shall for all purposes be governed by the laws of the State of Ohio.

12.	Additional Information Concerning Common Stock -
The following information which appears on certificates representing shares of the Common Stock of the Company is provided pursuant to Section 1701.24(F) of the Ohio Revised Code as pertinent to Restricted

Shares awarded or held without issuance of certificates:
(a) The Procter & Gamble Company is organized under the laws of the State of Ohio.
(b) The Restricted Shares are fully paid and non-assessable shares of the Common Stock without par value of the Company.
(c) The name of the person to whom the shares are issued and the number of shares so issued and made subject to this Statement of Conditions and Restrictions are set forth in the accompanying letter.
(d) A copy of the express terms of such shares and of all other classes and series of shares authorized will be mailed to any shareholder without charge within five (5) days after receipt from such shareholder of a written request therefor addressed to the Secretary of The Procter & Gamble Company, P.O. Box 599, Cincinnati, Ohio 45201.